Significant Concentrations of Credit Risk	12 Months Ended
Mar. 31, 2026
Risks and Uncertainties [Abstract]
Significant Concentrations of Credit Risk
29. Significant Concentrations of Credit Risk
The Company and its subsidiaries have established various policies and procedures to manage credit exposure, including initial credit approval, credit limits, collateral and guarantee requirements, obtaining rights of offset and continuous oversight. The Company and its subsidiaries’ principal financial instrument portfolio consists of investment in net investment in leases which are secured by title to the leased assets and installment loans which are secured by assets specifically collateralized in relation to loan agreements. When deemed necessary, guarantees are also obtained. The value and adequacy of the collateral are continually monitored. Consequently, the risk of credit loss from counterparties’ failure to perform in connection with collateralized financing activities is believed to be minimal. The Company and its subsidiaries have access to collateral in case of bankruptcy and other losses. However, a significant decline in real estate markets could result in a decline in fair value of the collateral real estate below the mortgage setting amount, which would expose the Company and certain subsidiaries to unsecured credit risk.
At March 31, 2025, no concentration with a single obligor exceeded 1% of the Company’s consolidated total assets. At March 31, 2026, the balance of reinsurance recoverable from the largest obligor of a certain subsidiary represents 1.7% of the Company’s consolidated total assets. With respect to the Company and its subsidiaries’ credit exposures on a geographic basis, ¥8,343 billion, or 71%, at March 31, 2025 and ¥8,695 billion, or 70%, at March 31, 2026 of the credit risks arising from all financial instruments are attributable to customers located in Japan. The largest concentration of credit risk outside of Japan is exposure attributable to obligors located in the Americas. The gross amount of such exposure is ¥1,389 billion and ¥1,589 billion as of March 31, 2025 and 2026, respectively.
The Company and its subsidiaries have transportation equipment such as automobile operations and aircraft. Transportation equipment is mainly recorded in investment in net investment in leases and operating leases. In connection with investment in net investment in leases and operating leases, the percentage of investment in transportation equipment to consolidated total assets is 10.9% and 10.8% as of March 31, 2025 and 2026, respectively.
The Company and its subsidiaries provide consumers with real estate loans. In connection with installment loans, the percentage of real estate loans for consumers to consolidated total assets is 11.6% and 11.3% as of March 31, 2025 and 2026, respectively.